EXHIBIT 10.5
SHARE PLEDGE AGREEMENT

THIS SHARE PLEDGE AGREEMENT (the “Agreement”) dated for reference March 25, 2013, is made

BY:

The Shareholders of the Company set out in Schedule “A” attached hereto (each, a “Pledgor” and collectively, the “Pledgors”)

AND:

VICTORY ELECTRONIC CIGARETTES, INC., a Nevada corporation having an office at 1880 Airport Drive, Ball Ground, GA 30107 (the “Company”)

IN FAVOUR OF:

TECKMINE INDUSTRIES, INC., a Nevada corporation having an office located at c/o Clark Wilson LLP, 900 – 885 West Georgia Street, Vancouver, British Columbia V6C 3H1 (the “Lender”)

WHEREAS:

A.
By a commitment letter from the Lender to the Company dated January 31, 2013 (the “Commitment Letter”), the Lender has agreed to make a loan to the Company in the principal amount of up to US$500,000 of which US$200,000 has been advanced to date (the “Loan”); and

B.	It is a condition of the Loan that the Pledgors enter into this Share Pledge Agreement in favour of the Lender;

NOW THIS PLEDGE WITNESSES the parties agreement as follows:

1.	Definitions. Capitalized terms used herein shall, except as expressly defined herein, shall have the meanings ascribed thereto in the Commitment Letter.

“Encumbrances” means any lien, claim, charge, pledge, hypothecation, security interest, mortgage, title retention agreement, option or encumbrance of any nature or kind whatsoever;

“Obligations” has the meaning given in section 3.

“Pledged Shares” means the shares in the capital of the Company identified in Schedule “A” hereto.

2.	Grant of Security Interest. Each of the Pledgors grants to the Lender a continuing specific assignment and security interest in:

(a)
the Pledged Shares and any other shares in the capital of the Company from time to time issued to the Pledgors, together with any replacements thereof and substitutions therefor, and all certificates and instruments evidencing or representing such securities;

(b)
all dividends, whether in cash, kind or stock, received or receivable upon or in respect of any of the Pledged Shares and all monies or other property payable or paid on account of any return or repayment of capital in respect of any of the Pledged Shares or otherwise distributed in respect thereof or which shall in any way be charged to, or payable or paid out of, the capital of the Company on account of the Pledged Shares;

(c)	all other property that may at any time be received or receivable by or otherwise distributed to the Pledgors in respect of; or in substitution for, or in exchange for, any of the foregoing; and

(d)	all cash, securities and other proceeds of the foregoing and all rights and interests of the Pledgors in respect thereof or evidenced thereby;

(collectively, the “Collateral”).

Each of the Pledgors shall concurrently herewith deliver to the Lender the certificates representing the Pledged Shares endorsed in blank for transfer (or accompanied by stock powers of attorney) and if the Pledged Shares are not registered in the name of the Lender or its nominee, at the request of the Lender, each of the Pledgors will, at its own expense, concurrently herewith execute all such transfers and documents as may be reasonably required, with all such powers of sale and other necessary powers as may be expedient for vesting in the Lender, or such person or persons as it may appoint, all of the Pledged Shares, and will cause the respective registers of the Company to be endorsed to show the Lender or such person or persons as the Lender may appoint as the owner of the Pledged Shares. Forthwith upon payment in full of the Obligations, the Lender will, (a) if any of the Pledged Shares and other Collateral are then registered in the name of the Lender or its nominee, cause same to be registered in the name of the applicable Pledgor, and (b) deliver the certificates representing the Pledged Shares and any other Collateral, and any executed stock powers of attorney, to the applicable Pledgor.

3.
Continuing Security. The Collateral shall be held by the Lender as general and continuing security for payment, performance and observance of all present and future debts, obligations and liabilities of the Company to the Lender in connection with the Loan (collectively, the “Obligations”). Upon the earlier of the following two trigger events, the security granted hereby and the power of attorney granted in Section 20 below shall terminate and all rights to the Collateral shall revert to the Pledgors and upon any such termination the Lender will, at the Pledgors’ expense to the extent permitted by law, execute and deliver to the Pledgors such documents as the Pledgors shall reasonably request to evidence the termination of the security interest and the release of the Collateral in favor of the Pledgors:

(a)	the repayment and performance in full of the Obligations; and

(b)
the closing of the Formal Agreement, as defined in the non-binding Letter of Intent dated January 17, 2013 (the “LOI”) between the Lender and the Company, whereby the parties thereto proposed that the Lender would acquire all of the issued and outstanding securities of the Company from the shareholders thereof in consideration for securities of the Lender.

4.	Representations and Warranties of the Pledgor. Each of the Pledgors represents and warrants to the Lender, upon each of which representations and warranties the Lender specifically relies, that:

(a)	each of the Pledgors is the lawful owner of the Pledged Shares set out in Schedule “A” with full right to deliver, mortgage, pledge and charge the Collateral to the Lender pursuant to this Pledge;

(b)	the Pledged Shares are beneficially owned by and registered in the name of the Pledgor, free and clear of all Encumbrances;

(c)
there is no existing agreement, option, right or privilege capable of becoming an agreement or option pursuant to which the Pledgors would be required to sell or otherwise dispose of any of the Pledged Shares.

These representations and warranties are made at the date of execution hereof, and are deemed to be repeated every day until the Obligations have been discharged.

5.
Covenants of the Pledgors. Each of the Pledgors covenants to the Lender that until all Obligations are paid and satisfied in full, each of the Pledgors shall defend the Lender’s right, title and security interest in and to the Collateral and shall not (and shall not purport to) sell, transfer, charge, relinquish or otherwise dispose of, any of its interest in the Pledged Shares or other Collateral except as permitted by the Commitment Letter.

6.	Covenants of the Lender. As long as there is no outstanding Event of Default, the Lender shall not transfer, assign or sell any of its security interest in any of the Collateral.

7.	Representations, Warranties and Covenants of the Company.

The Company hereby:

(a)
represents and warrants to the Lender that there are no shares in the capital of the Company issued and outstanding other than the Pledged Shares and as set out in the share register of the Company attached hereto as Schedule “B”; and

(b)
covenants and agrees in favour of the Lender that it shall not issue or allot any additional shares in the capital of the Company unless the certificates representing the same are pledged and delivered to the Lender pursuant hereto.

8.
Voting. As long as there is no outstanding Event of Default, each of the Pledgors shall have the right, subject to the restrictions hereinafter imposed, to vote all Pledged Shares with the same force and effect as though they had not been delivered to the Lender hereunder. If any of the Pledged Shares shall have been transferred into the name of the Lender or its nominee, the Lender, on request of the applicable Pledgor shall execute and deliver or cause to be executed and delivered to the applicable Pledgor suitable proxies for voting powers in favour of the nominee or nominees of the applicable Pledgor for voting, and otherwise facilitate the voting of any such Pledged Shares. On the security hereby constituted becoming enforceable, the Lender may enforce the right to vote the Pledged Shares in the same manner and to the same extent as if it was the absolute owner thereof until the applicable Pledgor shall again be entitled under the provisions hereof to exercise the right of voting in respect of the Pledged Shares.

9.
Dividends. Upon and during the continuance of an Event of Default, all dividends and any other distributions in respect of the Pledged Shares shall be paid by the Pledgors to the Lender and applied to payment of the Obligations.

10.
Protection of Collateral. The Lender’s responsibility hereunder is limited to exercising in regard to the Pledged Shares and other Collateral the same degree of care which it would exercise with respect to similar property of its own where the Collateral would be held. The Lender may, in its discretion, protect the property which underlies or is charged or affected by any of the Collateral by instituting or joining in judicial proceedings by the purchase at judicial sale thereof, by joining in any reorganization of such property or of the corporation owning the same, or in any other manner which the Lender may deem expedient.

11.
Securities Additional Security. This Pledge is in addition to and not in substitution for any other security held by the Lender and shall not operate as a merger of any simple contract debt or suspend the fulfillment of, or affect the rights, remedies and powers of the Lender in respect of the Obligations, or any other security held by the Lender for the Obligations.

12.
Event of Default. Upon the happening and during the continuance of an Event of Default the Lender may enforce any and all security which it may hold for the Obligations and may deal with or realize upon such of the Collateral as it may in its sole discretion deem fit to the maximum extent permitted by applicable law. The Lender shall not be obliged to exhaust its recourse against the Pledgors or any other party or parties or against any other security or securities it may hold before realizing on or otherwise dealing with the Collateral. The Lender shall not be bound under any circumstances to realize upon any of the Collateral or allow any Collateral to be sold, and shall not be responsible for any loss occasioned by any sale of any collateral or by the retention of or refusal to sell the same, nor shall the Lender be obliged to collect or see to the payment of interest or dividends thereon, but all such interest or dividends, if and when received by the Pledgors shall be forthwith paid to the Lender.

13.	Records. The records of the Lender as to payment of the Obligations being in default or of any demand for payment having been made shall be prima facie evidence of such default or demand.

14.
Application of Payments. Payments made in respect of the Obligations to the Lender from time to time and the moneys realized from any securities held therefor (including moneys realized from the enforcement of any of the Collateral) may be applied on such part or parts of the Obligations as the Lender may see fit, subject however to the terms and conditions of the Commitment Letter.

15.
Extensions. The Lender may grant time, renewals, extensions, indulgences, releases and discharges to, may take securities from and give the same and any and all existing securities up to, may abstain from taking securities from, or from perfecting securities of, may accept compositions from and may otherwise deal with, the Pledgors, and all other persons and securities (including part of the Collateral), as the Lender may see fit, without prejudice to the right of the Lender to hold, deal with and realize on the Collateral, in any manner which the Lender considers desirable.

16.
Expenses. All reasonable expenses incurred by the Lender in recovering or enforcing payment of the Obligations or any part or parts thereof or realizing upon any securities therefor including expenses or taking possession, protecting and realizing upon any property comprised in such securities shall be added to and shall be deemed to be a part of such Obligations and secured by this Pledge.

17.
Delivery of Copy/Waiver. Each of the Pledgors hereby acknowledges receiving a copy of this Pledge. Each of the Pledgors waives all rights to receive from the Lender a copy of any financing statement or financing change statement registered or verification statement issued at any time in respect of this Pledge.

18.
Release of Information. Each of the Pledgors hereby authorizes the Lender to provide a copy of this Pledge and such other information as may be requested of the Lender by persons entitled thereto under applicable law.

19.	Binding Effect. This Pledge shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, administrators, successors and permitted assigns.

20.	Governing Law. This Pledge shall be governed by and construed in accordance with the laws of the State of Nevada.

21.
Power of Attorney. Effective upon the occurrence and during the continuance of an Event of Default, each of the Pledgors hereby constitutes and appoints the Lender the true and lawful attorney of the applicable Pledgor irrevocably with full power of substitution to do, make and execute all such assignments, documents, acts, matters or things with the right to use the name of the applicable Pledgor whenever and wherever it may be deemed necessary or expedient for the purposes of exercising the Lender’s rights hereunder. Each of the Pledgors hereby declares that the irrevocable power of attorney granted hereby until the repayment and performance in full of the Obligations, being coupled with an interest, is given for valuable consideration.

22.
Further Assurances. Each of the Pledgors shall execute any further and other documents and instruments and do any further and other things that may be necessary to implement and carry out the intent of this Pledge.

IN WITNESS WHEREOF this Pledge has been duly executed this 25th day of March, 2013.

VICTORY ELECTRONIC CIGARETTES, INC.

Per:	/s/ Marc Hardgrove
Authorized Signatory

TECKMINE INDUSTRIES, INC.

Per:	/s/ Nathan Woods
Authorized Signatory

WITNESSED BY:	)

/s/ Signed	)
)
Name	)
	)	/s/ Marc Hardgrove
Address	)	MARC HARDGROVE
)
)
)
Occupation	)

WITNESSED BY:	)

/s/ Signed	)
)
Name	)
	)	/s/ David Martin
Address	)	DAVID MARTIN
)
)
)
Occupation	)

WITNESSED BY:	)
)
/s/ Signed	)
)
Name	)
	)	/s/ Brent Willis
Address	)	BRENT WILLIS
)
)
)
Occupation	)

WITNESSED BY:	)

/s/ Signed	)
)
Name	)
	)	/s/ Paul Simon
Address	)	PAUL SIMON
)
)
)
Occupation	)

WITNESSED BY:	)

/s/ Signed	)
)
Name	)
	)	/s/ Paul Dillman
Address	)	PAUL DILLMAN
)
)
)
Occupation	)

WITNESSED BY:	)
)
/s/ Signed	)
)
Name	)
	)	/s/ John Perner
Address	)	JOHN PERNER
)
)
)
Occupation	)

WITNESSED BY:	)
)
/s/ Signed	)
)
Name	)
	)	/s/ Steve Riffle
Address	)	STEVE RIFFLE
)
)
)
Occupation	)

SCHEDULE “A”
PLEDGED SHARES

Shares of Victory Electronic Cigarettes, Inc. issued in the name of the Plegors:

Certificate Number	Name of Pledgor	Number of Shares	Type of Shares
1	Marc Hardgrove	270,000	Common Shares
2	David Martin	40,000	Common Shares
3	Brent Willis	75,000	Common Shares
4	Paul Simon	60,000	Common Shares
5	Paul Dillman	25,000	Common Shares
6	John Perner	15,000	Common Shares
7	Steve Riffle	15,000	Common Shares

SCHEDULE “B”
SHARE REGISTER OF
VICTORY ELECTRONIC CIGARETTES, INC.

[See Attached]

 Authorized: 500,000 Shares of Common Stock

STOCKHOLDERS REGISTER

VICTORY ELECTRONIC CIGARETTES, INC.

Common shares Par Value $0.001
Date Share Certificate Issued	Date Share Certificate Cancelled	Full Name and Address of Shareholder	Number of Shares	Acquired by Allotment, Conversion, Transfer (or)	If Transferred, from whom	Cert. No.	Consideration Paid to Corporation

							Cash or Other	Paid Per Share
									Other Than Cash Particulars
								Cash	[Cancel detail]s
Mar. 8, 2013		Marc Hardgrove	270,000	Conversion (270,000)		1	Conversion of LLC units into common shares
Mar. 8, 2013		David Martin	40,000	Conversion (40,000)		2	Conversion of LLC units into common shares
Mar. 8, 2013		Brent Willis	75,000	Conversion (75,000)		3	Conversion of LLC units into common shares
Mar. 8, 2013		Paul Corey Simon	60,000	Conversion (60,000)		4	Conversion of LLC units into common shares
Mar. 8, 2013		Paul R.Dillman, Jr.	25,000	Conversion (25,000)		5	Conversion of LLC units into common shares
Mar. 8, 2013		John Colin Perner	15,000	Conversion (15,000)		6	Conversion of LLC units into common shares
Mar. 8, 2013		Stephen E. Riffle	15,000	Conversion (15,000)		7	Conversion of LLC units into common shares
	Total issued:	500,000